EXHIBIT 99.8

ALLIANCE CAPITAL

EXPANDED OPPORTUNITIES

CS First Boston
Asset Management Conference

Gerald M. Lieberman
Executive Vice President

June 26, 2001

Introduction

Forward-Looking Statements

    Certain statements provided by Alliance Capital Management L.P. ("Alliance Capital") and Alliance Capital Management Holding L.P. ("Alliance Holding") in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of such factors include, but are not limited to, the following: the performance of financial markets, the investment performance of Alliance Capital's sponsored investment products and separately managed accounts, general economic conditions, future acquisitions, competitive conditions, and government regulations, including changes in tax rates. Alliance Capital and Alliance Holding caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; Alliance Capital and Alliance Holding undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

Overview

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•	Background
•	Research Breadth
•	Investment Product Scope
•	Market Research
•	Performance — Power of Negative Covariance
•	Hidden Gem
•	Investment for Future
•	Return for Unitholder

About Alliance

Expanded Opportunities

•	Worldwide research and investment capabilities — over 600 professionals
•	Among the largest research efforts in the industry — over 300 analysts
•	Product line covers the full spectrum of risk/return choices
•	Highly regarded marketing and client service teams — worldwide marketing initiatives
•	Well-positioned in retail, institutional and private client channels
•	6.7 million mutual fund shareholders
•	1,900 institutional client relationships
•	Over 15,000 private client relationships
•	800 institutional research services relationships

Ownership Structure — Alliance Capital

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* AXA Financial ownership includes General Partnership interests.
Employee ownership percentage includes restricted unit awards pursuant to 1999 Partners Plan. As of 3/31/01.

Alliance Capital — Investment Considerations

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Alliance Capital (The Operating Partnership)
•	Assets Under Management:	$433 billion
•	Value (1) :	$12.9 billion
•	Over 4,000 Employees Worldwide
Alliance Holding (The Publicly Traded Partnership)
•	NYSE	Ticker: AC
•	AC: Market Capitalization (public)	$3.8 billion
•	Current Price:	$51.60
•	Trailing Twelve Month Yield	5.9%
•	10 year DPU Growth Rate	21%
•	5 year DPU Growth Rate	26%

(1) Value of operating partnership is based upon price of Alliance Holding units as of 6/22/01 and total outstanding Alliance Capital units as of 3/31/01.
Current price, market capitalization, and yield as of 6/22/01. AUM as of 3/31/01.

Our Mission

Expanded Opportunities

To be the premier

global research and investment management organization

providing superior performance

across a broad range of investment disciplines

for a diverse group of clients

Expanded Opportunities:
Global Platform For Delivering Research and Servicing Excellence

Includes investment professionals and analysts from joint venture affiliates and non-key investment locations. As of 3/31/01.

Expanded Investment Breadth
The Alliance Bernstein Combination

An Unrivaled Investment Capability

•	Combined One of the World's Leading Growth-Oriented Investment Managers — Alliance, With One of the World's Leading Value-Oriented Managers — Bernstein.
•	Fundamental Research Is Core For Both the Growth and Value Teams. One Of the Largest Buy-Side Research Organizations in the World.
•	Effectively Compete for Virtually Any Portfolio Assignment in Any of the World's Leading Markets.

Expanded Product Scope
Product line covers the full spectrum of risk/return choices

Expanded Market Reach to Enhance Earnings
Growth and Balance

•	New Distribution Opportunities
--> Private Client business for high net worth individuals
--> Direct sale of research product ("Institutional Services")
•	New Cross-Selling Opportunities
--> "Value" for Alliance mutual fund clients
--> "Growth" for Bernstein private clients
--> "Blend" products

A Diverse Group of Clients

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As of 3/31/01.

Assets Under Management

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Amounts in $ billions. As of 3/31/01.

Retail: Mutual Funds

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Business Highlights

•	Worldwide distribution capabilities
•	Mutual fund distribution agreements in 64 countries
•	136 U.S. based mutual fund portfolios
•	188 international based mutual fund portfolios
•	5 shareholder servicing locations providing worldwide 24 x 7 service
•	6.7 million shareholder accounts worldwide

As of 3/31/01.

A Diverse Retail Mix

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## $156 Billion at March 31, 2001

Cash Mgmt. 20%
$32
Wrap 9%
$13
$52
33% U.S. Mutual Funds
$36
23% Variable Annuities
$23
15% Non- U.S. Mutual Funds

Amounts in $ billions. As of 3/31/01.

Alliance Non-Proprietary Market Share Trends

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Source: Alliance Capital and ICI. U.S. Based Funds. As of 3/31/01.

Institutional Investment Management

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Business Highlights*

•	Highly regarded growth and value style manager
•	Over 1,900 clients, in 32 countries
•	56 of the Fortune 100
•	Public fund clients in 36 states
•	Ranked #2 in institutional tax-exempt assets**

*As of 3/31/01.
**Source: Pension & Investments, May 2001.

Winning diverse array of new account assignments
1st Quarter 2001 Results

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Equity Products	New Accounts

Growth Products	29
Value Products	24
Core Products	5
Fixed Income Products	7
Other Products	15

Private Client

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Business Highlights

•	Over 15,000 client relationships
•	Service provided through 150 "financial advisers" deployed in 10 offices nationally
•	15,000 member referral source professional network

As of 3/31/01.

The Power of Negative Covariance

Expanded Opportunities

*Results were simulated from actual returns of Bernstein Strategic Value and Alliance Large Cap Growth composites in a 50/50 percentage mix to create the Bernstein/Alliance 50/50 Simulation (the "Simulation"). The Simulation returns were calculated quarterly by adding the respective percentages of Bernstein's Strategic Value composite returns and Alliance's Large Cap Growth composite return. Where a simulated 50/50 combination of Bernstein's Strategic Value accounts and Alliance's Large Cap Growth accounts, both after fees, would rank among funds. Lipper universe of Large Cap Growth, Value and Core Mutual Funds. Total expenses for mutual funds are generally higher that those for separately managed accounts. The number of funds in each category were as follows: 1981–84: 97; 1985–86: 113; 1987–88: 138; 1989–91: 165;1992–96: 200; 1997–99: 721; Dec 1999–Mar 2001:1,488; 1981–Mar 2001:99. As of 3/31/01.
Source: PSN/Lipper, Alliance Capital Management and Bernstein.

Alliance a Decade Ago

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Alliance Today                                                                                                                                                                            Historic Alliance

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Wide Array of Products For All Climates

We Compete For Virtually Every Investment Mandate Worldwide

Institutional Research

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Business Highlights

•	Un-compromised independent research
•	Singular focus on institutional investors
•	No investment banking = no conflict of interest
--> Rare syndication activity
--> No principal or proprietary trading (agency only basis)
•	Home-grown talent with extensive industry expertise
•	Profitable, less cyclical business
•	Builds Brand

2001 Initiatives

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Selectively Investing In:

•	International retail marketing
•	College Boundfund marketing
•	E-wholesaling
•	Private Client
•	International Institutional Research Services
•	Technology

Positioned For Growth

Expanded Opportunities

•	Worldwide research and investment capabilities
•	Unique strengths in growth and value investing
•	Highly regarded marketing and client service teams
•	Well-positioned in retail, institutional and private client channels
•	Continued underlying business strength
•	Cogent strategy

With the Goal of Creating Unitholder Value

Expanded Opportunities

*As of 5/31/01. **Since IPO 4/88.

Contributed by Cash Distributions

Expanded Opportunities

(Publicly Traded Partnership)

*Based on LTM distributions for periods ending 1Q01 and 1Q96.
Adjusted for two-for-one Unit split in 1998. As of 3/31/01.